September 26, 1997

Dear Shareholder:

        We are pleased to present the inaugural annual report for Delaware Group's High-Yield Opportunities Fund.
       Your Fund provided a total return of +10.81% (capital change plus reinvested dividends at net asset value) for the period ended July 31, 1997 for both A and Institutional Classes. With continuous reinvestment, a $10,000 investment at inception would have grown to $11,077 as of the fiscal year's end, excluding sales charges described on the next page.
        Our focus on bonds of established domestic companies and careful credit analysis helped the Fund outperform its unmanaged benchmark - the Salomon Brothers High-Yield Bond Index and the average of its peers in the Lipper High Current Yield Fund Average, as shown on the next page.
       Since the Fund's inception on December 30, 1996, high-yield bonds have enjoyed a very favorable market climate. The default rate of higher risk, high-yield bonds dropped to 0.83%, the lowest level since 1981. Demand for high-yield bonds among investors was strong. Consumer and producer price increases were benign. U.S. economic growth surged ahead at a 5.9% rate, which helped highly leveraged companies meet their obligations to bondholders.

Strategic Positioning & Outlook

      During the year, the Fund benefited from its investments in new bond issues, which offered both attractive income and relative safety of principal. As of July 31, the difference in yield between higher risk corporate bonds and U.S. Treasuries was approximately 250 basis points, near the lowest on record. We expect this trend to continue because of the overall soundness of the U.S. economy and the lack of any apparent factors that would increase defaults.
      We limited purchases of bonds in sectors where we believe business prospects are unclear such as emerging technologies and airlines. We increased your Fund's income potential by investing in Rule 144A bonds, which generally offered more yield potential than bonds with similar credit risk.
         In our opinion, an important catalyst for high-yield bond demand in fiscal 1997 was the increasing volatility of both the stock and investment-grade bond markets. In our view, investors are increasingly embracing the notion that high-yield bonds can be a defensive investment under certain market conditions.
      Two factors suggest the high-yield market's supply-demand dynamics are likely to remain healthy in the coming months:
o Investors' purchasing behavior has been prudent, perhaps more so than in some parts of the equity market. During the second calendar quarter of 1997, some companies were forced to scrub plans to issue some very low quality bonds after their plans met with unfavorable investor response; and,
o Many new high-yield bonds coming to market are simply refinancings of existing high-yield debt. Investors who purchased the original high-yield debt often provide much of the demand for new issues.
     Delaware is considering making High-Yield Opportunities Fund available nationwide next year, after the Fund compiles a one-year track record. As of July 31, the Fund had $9.3 million in net assets, ten A class shareholders and four institutional shareholders.

/s/ Wayne A. Stork
-----------------------------------------------
Wayne A. Stork
Chairman, President and Chief Executive Officer

/s/ Paul A. Matlack and Gerald T. Nichols
-----------------------------------------------
Paul A. Matlack and Gerald T. Nichols
Senior Portfolio Managers

High-Yield Opportunities Fund Performance
Growth of a $10,000 Investment
Cumulative Total Return (December 30, 1996 to July 31, 1997)
High-Yield Opportunities Fund (A and Institutional Classes)
Lipper Current High-Yield Fund Average (199 Funds)
Salomon Brothers High-Yield Bond Index


                 High-Yield                     High-Yield       Lipper High Current          Salomon Brothers
            Opportunities Fund            Opportunities Fund      Yield Fund Average       High-Yield Bond Index
         (A & Institutional Classes,     (A Class, including
          excluding sales charge)             sales charge)           (199 Funds)
12/20/96           $10,000                      $10,000                 $10,000                     $10,000
1/31/97            $10,200                       $9,716                 $10,111                     $10,075
2/28/97            $10,472                       $9,975                 $10,287                     $10,247
3/31/97            $10,272                       $9,785                 $10,074                     $10,141
4/30/97            $10,325                       $9,837                 $10,159                     $10,214
5/31/97            $10,693                      $10,187                 $10,429                     $10,420
6/30/97            $10,901                      $10,384                 $10,603                     $10,596
7/31/97            $11,077                      $10,551                 $10,889                     $10,857

Chart assumes $10,000 invested on December 30, 1996 at net asset value and reinvestment of all distributions. The maximum sales charge for A Class shares is 4.75%. Shares may be purchased at net asset value under certain circumstances. Class A shares have a 12b-1 fee of 0.30% that has been waived since inception. A voluntary expense cap of 0.75% has been in effect. The Salomon Brothers High-Yield Bond Index is unmanaged.

High-Yield Opportunities Fund Performance
Cumulative Total Return (December 30, 1996 To July 31, 1997)
                                   Lifetime
Class A
    Excluding Sales Charge          +10.81%
    Including Sales Charge           +5.62%
Institutional Class                 +10.81%

High-Yield Opportunities Fund invests primarily in high-yield securities, which involves greater risks than investing in higher quality fixed-income securities. Return and share value will fluctuate with rising and falling interest rates so that shares when redeemed may be worth more or less than the original cost. All results include reinvestment of distributions. Past performance is not a guarantee of future results.

Delaware Group Income Funds, Inc.
High-Yield Opportunities Fund
Statement of Net Assets
July 31, 1997

                                                                Principal           Market
                                                                  Amount            Value
                                                               -------------     -------------
Corporate Bonds -                      95.41%
Aerospace And Defense -                 3.04%
Roller Bearing sr sub nts
9.63% 06/15/07                            . . . . . . . . .    $    275,000       $   283,250
                                                                                 -------------
                                                                                      283,250
                                                                                 -------------

Automobile & Auto Equipment -           8.48%
CSK Auto sr sub nts
11.00% 11/01/06                           . . . . . . . . .         100,000           106,750
Key Plastics sr sub nts
10.25% 03/15/07                           . . . . . . . . .         250,000           262,812
Motors and Gears sr sub nts
10.75% 11/15/06                           . . . . . . . . .         400,000           421,000
                                                                                 -------------
                                                                                      790,562
                                                                                 -------------

Banking, Finance & Insurance -          3.09%
Cityscape Financial sr nts
12.75% 06/01/04                           . . . . . . . . .         300,000           288,000
                                                                                 -------------
                                                                                      288,000
                                                                                 -------------

Building & Materials -                  7.70%
Atrium sr sub nts
10.50% 11/15/06                           . . . . . . . . .         350,000           362,250
Collins & Aikman  sr sub nts
10.00% 01/15/07                           . . . . . . . . .         350,000           355,250
                                                                                 -------------
                                                                                      717,500
                                                                                 -------------

Chemicals -                             3.82%
Hydrochem Industrial sr sub nts
10.38% 08/01/07                           . . . . . . . . .         350,000           356,125
                                                                                 -------------
                                                                                      356,125
                                                                                 -------------

Computer & Technology -                 6.23%
Decisionone sr sub nts
9.75% 08/01/07                             . . . . . . . .          200,000           204,960
Decisionone Holdings Units
11.50% 08/01/08                            . . . . . . . .          200,000           119,000
Precise Technology sr sub nts
11.13% 06/15/07                            . . . . . . . .          250,000           256,875
                                                                                 -------------
                                                                                      580,835
                                                                                 -------------

Consumer Products -                     7.51%
Consumers International sr nts
10.25% 04/01/05                            . . . . . . . .          275,000           292,187
Pen-Tab Industries sr sub nts
10.88% 02/01/07                            . . . . . . . .          400,000           408,000
                                                                                 -------------
                                                                                      700,187
                                                                                 -------------

                                                                 Principal           Market
                                                                   Amount            Value
                                                                -------------     -------------
Electronics & Electrical Equipment -  4.91%
Electronic Retailing Systems sr disc nts
15.60% / 13.25% 02/01/04                   . . . . . . . .     $    300,000      $    192,000
HCC Industries sr sub nts
10.75% 05/15/07                            . . . . . . . .          250,000           265,938
                                                                                 -------------
                                                                                      457,938
                                                                                 -------------
Food, Beverage & Tobacco -              4.18%
AFC Enterprises sr sub nts
10.25% 05/15/07                            . . . . . . . .           75,000            78,375
CFP Holdings sr nts
11.63% 01/15/04                            . . . . . . . .          300,000           311,250
                                                                                 -------------
                                                                                      389,625
                                                                                 -------------
Government Agency -                     3.32%
Government National Mortgage Association
9.63% 03/01/07                             . . . . . . . .          300,000           309,750
                                                                                 -------------
                                                                                      309,750
                                                                                 -------------
Healthcare & Pharmaceuticals  -         8.07%
Integrated Health Services sr sub nts
9.50% 09/15/07                             . . . . . . . .          150,000           159,000
Leiner Health Products sr sub nts
9.63% 07/10/07                             . . . . . . . .          275,000           286,000
Packard Bioscience sr sub nts
9.38% 03/01/07                             . . . . . . . .          300,000           306,750
                                                                                 -------------
                                                                                      751,750
                                                                                 -------------

Industrial Machinery -                 5.54%
American Builders & Contractors sr sub nts
10.63% 05/15/07                            . . . . . . . .          250,000           261,563
Derlan Manufacturing sr nts
10.00% 01/15/07                            . . . . . . . .          250,000           255,000
                                                                                 -------------
                                                                                      516,563
                                                                                 -------------

Leisure, Lodging & Entertainment -     9.28%
Hollywood Theaters sr sub nts
10.63% 08/01/07                            . . . . . . . .          200,000           200,000
Riddell Sports sr nts
10.50% 07/15/07                            . . . . . . . .          250,000           260,938
Trump-Atlantic City 1st mtg nts
11.25% 05/01/06                            . . . . . . . .          400,000           404,000
                                                                                 -------------
                                                                                      864,938
                                                                                 -------------

Metals & Mining -                      1.17%
Weirton Steel sr nts
11.38% 07/01/04                            . . . . . . . .          100,000           108,750
                                                                                 -------------
                                                                                      108,750
                                                                                 -------------

Retail -                               3.95%
Fleming
10.63% 12/15/01                            . . . . . . . .          100,000           106,750
Leslie's Poolmart sr nts
10.38% 07/15/04                            . . . . . . . .          250,000           261,250
                                                                                 -------------
                                                                                      368,000
                                                                                 -------------

Telecommunications -                   1.91%
Rogers Communications sr nts
8.88% 07/15/07                              . . . . . . . .         175,000           177,625
                                                                                 -------------
                                                                                      177,625
                                                                                 -------------


                                                                 Principal           Market
                                                                   Amount            Value
                                                                -------------     -------------
Transportation & Shipping -           11.82%
Ameriking sr nts
10.75% 12/01/06                             . . . . . . . .    $    100,000      $    106,250
Blue Bird Body sr nts
10.75% 11/15/06                             . . . . . . . .         350,000           372,750
Chemical Leaman sr nts
10.38% 06/15/05                             . . . . . . . .         450,000           466,875
Ryder Transportation sr sub nts
10.00% 12/01/06                             . . . . . . . .         150,000           155,625
                                                                                 -------------
                                                                                    1,101,500
                                                                                 -------------

Miscellaneous -                        1.39%
Huntsman sr sub nts
9.50% 07/01/07                              . . . . . . . .         125,000           129,375
                                                                                 -------------
                                                                                      129,375
                                                                                 -------------

Total Corporate Bonds (cost $8,684,629)                                             8,892,273
                                                                                 -------------


Preferred Stocks -                     1.81%                        Shares
                                                                 -------------
American Radio Systems 11.375% 01/15/09     . . . . . . . .             118            13,098
Pegasus Communications 12.75% 01/01/07      . . . . . . . .           1,500           155,250
                                                                                 -------------
Total  Preferred Stock (cost $161,527)                                                168,348
                                                                                 -------------

Stock Warrants -                       0.13%
Electronic Retailing System                 . . . . . . . .             300            12,000
                                                                                 -------------
Total Stock Warrants (cost $12,000)                                                    12,000
                                                                                 -------------

Repurchase Agreements-                 3.91%                       Principal
                                                                 -------------
With Chase Manhattan 5.72% 08/01/97 (dated 07/31/97,
  collateralized by $120,000 U.S. Treasury Notes 5.875%
  due 08/15/98, market value $123,317)      . . . . . . . .   $     121,000           121,000
With PaineWebber 5.72% 08/01/97 (dated 07/31/97,
  collateralized by $123,000 U.S. Treasury Notes 6.25%
  due 06/30/98, market value $124,699)      . . . . . . . .         122,000           122,000
With J.P. Morgan Securities 5.72% 08/01/97 (dated 07/31/97,
  collateralized by $25,000 U.S. Treasury Notes 8.00%
  due 08/15/99, market value $26,555 and $31,000
  U.S. Treasury Notes 8.875% due 11/15/98, market value
  $32,957 and $62,000 U.S. Treasury Notes 6.50% due 04/30/99)
  market value $67,884)                     . . . . . . . .         121,000           121,000
                                                                                 -------------
Total Repurchase Agreements (cost $364,000)                                           364,000
                                                                                 -------------

TOTAL MARKET VALUE OF SECURITIES     101.26%
   OWNED-(cost $9,222,156)                                                          9,436,621
                                                                                 -------------
 LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS-                 (1.26%)                                         (116,999)
                                                                                 -------------
NET ASSETS APPLICABLE TO
    1,011,441 HIGH-YIELD
    OPPORTUNITIES FUND A CLASS
    SHARES, 561,518 HIGH-YIELD
    INSTITUTIONAL CLASS SHARES
    ($1 PAR VALUE) OUTSTANDING;
    EQUIVALENT TO $5.92 PER SHARE    100.00%                                     $ 9,319,622
                                                                                 =============


COMPONENTS OF NET ASSETS AT JULY 31, 1997:
Common stock, $1 par value, 200,000,000 shares
   authorized to the Fund  with  100,000,000 shares                              $ 8,733,343
   allocated to High-Yield Opportunities Fund A Class,
   25,000,000 shares allocated to High-Yield Opportunities
   Fund B Class, 25,000,000 shares allocated to High-Yield
  Opportunities C Class and 50,000,000 shares allocated to
  High-Yield Opportunities Fund Institutional Class
Undistributed net investment income                                                  140,200
Accumulated net realized gain on investments                                         231,614
Net unrealized appreciation of investments                                           214,465
                                                                                 =============
Total Net Assets                                                                 $ 9,319,622
                                                                                 =============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  A CLASS HIGH-YIELD OPPORTUNITIES FUND
Net asset value A Class (A)                                                      $      5.92
Sales Charge (4.75% of offering price or 5.07% of the amount
  invested per share) (B)                                                               0.30
                                                                                 -------------
Offering price                                                                   $      6.22
                                                                                 =============

Summary of Abbreviations :
nts - notes
sec - secured
sr - senior
sub - subordinated
mtg - mortgage
disc - discount

--------------------------------------------------------------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

Delaware Group Income Funds, Inc. - High-Yield Opportunities Fund
STATEMENT OF ASSETS AND LIABILITIES
July 31, 1997

ASSETS:
Investments at market (cost $9,222,156)                   $   9,436,621
Cash                                                                781
Dividends and interest receivable                               158,887
Receivable for securities sold                                  624,094
Other assets                                                     33,479
                                                          -------------
  Total assets                                               10,253,862
                                                          -------------

LIABILITIES:
Payable for securities purchased                                864,560
Other accounts payable and accrued expenses                      69,680
                                                          -------------
  Total liabilities                                             934,240
                                                          -------------

TOTAL NET ASSETS                                          $   9,319,622
                                                          =============

                             See accompanying notes

Delaware Group Income Funds, Inc. - High-Yield Opportunities Fund
STATEMENT OF OPERATIONS
Period December 30, 1996* to July 31, 1997




INVESTMENT INCOME:
Interest                                                              $ 437,907


EXPENSES:
Management fees                                       $   30,869
Custodian fees                                             3,285
Dividend disbursing and transfer agent fees
 and expenses                                              1,507
Distribution expense                                       8,641
Registration fees                                          5,504
Reports and statements to shareholders                     1,942
Accounting fees and salaries                               2,193
Professional fees                                         11,534
Directors' fees                                            1,070
Taxes (other than taxes on income)                           713
Other                                                      1,487
                                                       ---------
                                                          68,745
Less expenses absorbed by Delaware Management
Company, Inc. or Delaware Distributors                   (33,479)        35,266
                                                       ---------      ---------

NET INVESTMENT INCOME                                                   402,641
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
Net realized gain from investriment transactions                        231,614
Net unrealized appreciation of investments
 during the period                                                      214,465
                                                                       --------

NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS                                                         446,079
                                                                       --------

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                      $ 848,720
                                                                      =========

(*) Date of commencement of trading

                             See accompanying notes

Delaware Group Income Funds, Inc. - High-Yield Opportunities Fund
STATEMENT OF CHANGES IN NET ASSETS


                                                                  12/30/96*
                                                                     to
                                                                   7/31/97
                                                                -------------

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                           $   402,641
Net realized gain on investments                                    231,614
Net change in unrealized appreciation                               214,465
                                                                -----------
Net increase in net assets resulting
 from operations                                                    848,720
                                                                -----------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
 High-Yield Opportunities A Class                                  (168,753)
 High-Yield Opportunities Institutional Class                       (93,688)
                                                                -----------

                                                                   (262,441)
                                                                -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 High-Yield Opportunities A Class                                 5,471,885
 High-Yield Opportunities Institutional Class                     3,000,006
Net asset value of shares issued upon reinvestment
 of dividends from net investment income and net
 realized gain on security transactions:
 High-Yield Opportunities A Class                                   168,117
 High-Yield Opportunities Institutional Class                        93,335
                                                                -----------
                                                                  8,733,343
                                                                -----------

Increase in net assets derived from capital
 share transactions                                               8,733,343
                                                                -----------

NET INCREASE IN NET ASSETS                                        9,319,622

NET ASSETS:
Beginning of period                                                       0
                                                                -----------
End of period                                                   $ 9,319,622
                                                                ===========

* Date of commencement of trading

                             See accompanying notes

Delaware Group Income Funds, Inc. - High-Yield Opportunities Fund
Financial Highlights


Financial Highlights
Selected data for each share of the Fund outstanding throughout the period was as follows:

                                                             High-Yield Opportunities              High-Yield Opportunities
                                                            -------------------------             -------------------------
                                                                   A Class                           Institutional Class
                                                                   -------                           -------------------
                                                                 12/30/96 (1)                            12/30/96 (1)
                                                                     To                                      To
                                                                  7/31/97                                 7/31/97
                                                            -------------------------             -------------------------
Net asset value, beginning of period                              $ 5.5000                               $ 5.5000

Income from investment operations:
   Net investment income                                            0.2902 (2)                             0.2902(2)
   Net realized and unrealized gain from investments                0.2990                                 0.2990
                                                                  --------                               --------
   Total from investment operations                                 0.5892                                 0.5892
                                                                  --------                               --------
Less distributions:
   Dividends from net investment income                            (0.1692)                               (0.1692)
                                                                  --------                               --------
   Total distributions                                             (0.1692)                               (0.1692)
                                                                  --------                               --------
Net asset value, end of period                                    $ 5.9200                               $ 5.9200
                                                                  ========                               ========
Total Return                                                         10.81%(3)                              10.81%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                       $  5,990                               $  3,330
    Ratio of expenses to average net assets                           0.75%                                  0.75%
    Ratio of expenses to average net assets prior to expense
     limitation                                                       1.57%                                  1.27%
    Ratio of net investment income to average net assets              8.53%                                  8.53%
    Ratio of net investment income to average net assets prior
     to expense limitation                                            7.70%                                  8.00%
    Portfolio turnover                                                 270%                                   270%

---------------
(1) Date of initial public offering; ratios have been annualized but total return has not been annualized.  Total return for this short of a time period may not be representative of longer term results.
(2) The average shares outstanding method has been applied for per share information.
(3) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares.

DELAWARE GROUP INCOME FUNDS, INC. -
HIGH-YIELD OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
July 31, 1997


Delaware Group Income Fund, Inc. - High-Yield Opportunities Fund (The "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. As of July 31, 1997, the B Class and C Class had not commenced operations. The Fund's objective is to provide investors with high current income and total return.

1.   Significant Accounting Policies

The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the lasted quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. As of April 1, 1997, the Fund declares and pays dividends from net investment income on a monthly basis and capital gains annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Investment Management and Other Transactions with Affiliates

In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC) the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets, 0.625% on the next $500 million and 0.60% on the average daily net assets in excess of $1 billion..

DMC has elected to waive that portion if any of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 0.75% of average daily net assets of the Fund through December 31, 1997. Total expenses absorbed by DMC for the period ended July 31, 1997 were $ 24,838.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. The Fund also engaged DSC to provide accounting services for the Fund. For the period ended July 31, 1997, the Fund expensed $1,507 for dividend disbursing and transfer agent services and $1,560 for accounting services. At July 31, 1997, the Fund had a liability for such fees and other expenses payable to DSC for $ 4,289.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. No distribution expenses are paid by the Institutional Class. DDLP has agreed to waive distribution expenses for all classes through December 31, 1997. Total expenses absorbed by DDLP for the period ended July 31, 1997 were $8,641.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3.   Investments

During the year ended July 31, 1997, the Fund made purchases of $22,181,921 and sales of $13,691,851 of investment securities other than U.S. government securities and temporary cash investments.

At July 31, 1997, the aggregate cost of securities for federal income tax purposes was $9,222,156.

At July 31, 1997, unrealized appreciation for federal income tax purposes aggregated $214,465 of which $240,957 related to unrealized appreciation of securities and $26,492 related to unrealized depreciation of securities.

The Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

4.   Capital Stock

Transactions in capital stock shares were as follows:

                                                                    12/30/96*
                                                                       to
                                                                     7/31/97
                                                                    --------
Shares sold:

High-Yield Opportunities A Class ............................          982,509
High-Yield Opportunities Institutional Class ................          545,455

Shares issued upon reinvestment of dividends from net investment income:

High-Yield Opportunities A Class ............................           28,932
High-Yield Opportunities Institutional Class ................           16,063
                                                                     ---------
                                                                     1,572,959

Net Increase ................................................        1,572,959
                                                                     =========
* Date of commencement of trading

5.   Concentrations of Credit Risk

The Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Income Funds, Inc. - High-Yield Opportunities Fund

We have audited the accompanying statement of net assets and statement of assets and liabilities of Delaware Group Income Funds, Inc. - High-Yield Opportunities Fund (the "Fund") as of July 31, 1997, and the related statement of operations, statement of changes in net assets, and financial highlights for the period from December 30, 1996 (commencement of operations) to July 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of Delaware Group Income Funds, Inc. - High-Yield Opportunities Fund at July 31, 1997, the results of its operations, changes in its net assets, and financial highlights for the period from December 30, 1996 (commencement of operations) to July 31, 1997, in conformity with generally accepted accounting principles.



                                                               Ernst & Young LLP


Philadelphia, Pennsylvania
September 5, 1997